UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 OR 15(d) of
                     The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 16, 2011

                         Commission File No. 000-54346

                             CASINO PLAYERS, INC.
       (Exact name of small business issuer as specified in its charter)

		    Nevada			    54-2156042
	(State or other Jurisdiction of		(I.R.S. Employer
	Incorporation or Organization)		Identification No.)

                  1150 Hillsboro Mile, Suite 1004
                     Hillsboro Beach, Florida	          33062
              (Address of Principal Executive Offices)	(Zip Code)

                   Issuer's Telephone Number: (954) 684-8288

                                Not Applicable
        (Former name or former address, if changed since last report.)

                                With Copies to:
                           Joseph M. Patricola, Esq.
                             The Sourlis Law Firm
                            The Courts of Red Bank
                          130 Maple Avenue, Suite 9B2
                          Red Bank, New Jersey 07701
                           Telephone: (732) 618-2843
                              www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                   ________________________________________

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Item 1.01 - Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the document described below. The discussion is qualified in its entirety by the full text of the agreement, which is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated by reference herein,

Effective September 16, 2011, Casino Players, Inc., a Nevada corporation (the "Company"), and Medical Application Research Corp., a Florida corporation ("Licensor"), entered into a License Agreement (the "License Agreement") on an exclusive basis and for a perpetual term. Pursuant to the License Agreement, Licensor grants certain exclusive rights under its proprietary intellectual property related to the Medytox Product intellectual property inventory ("Licensed IP") to Company to utilize the Licensed IP on an exclusive, perpetual, irrevocable, non-transferable right and license to utilize the Licensed IP specifically in connection with the operation of the Company's business involving the medical urinalysis toxicology testing industry.

In consideration for the execution of the License Agreement and for the exclusivity of the license, the Company shall pay Licensor a monthly license fee ("License Fee") consisting of fifteen percent (15%) of all gross revenue of the Company for the Licensed IP and six dollars ($6.00) per urinalysis test for use of the Medytox software. The License Fee shall be due and payable within twenty (20) days after the end of the month in which business is conducted under the grant of the Licensed IP. The Company shall also immediately issue Licensor twenty million (20,000,000) shares of its preferred stock with designations as agreed upon by the Parties. When the aggregate monthly collected revenue equals $2,500,000 in any future given month, Licensor shall have the right to convert any number of its preferred shares to common stock of the Company and the license fee for the Licensed IP shall immediately be revised downward to five percent (5%) of collected gross revenue.

There are no material relationships between the Company or its affiliates and any of the parties to the License Agreement, other than with respect to the License Agreement.


Item 9.01. Financial Statements and Exhibits.

 	(d)	Exhibits

  	99.1	Exclusive License Agreement, dated as of September 16, 2011 by and between the Company and Medical Application Research Corp.

                   ________________________________________

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 				CASINO PLAYERS, INC.

Date: September 19, 2010	By: /s/ WILLIAM G. FORHAN
 	 			William G. Forhan
				CEO, CFO, and Chairman
				(Principal Executive Officer)
				(Principal Financial and Accounting Officer)

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